THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2009

Supplement dated January 28, 2010

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Premier Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to provide notice of the liquidation and termination of the Janus Aspen Series Growth and Income Portfolio effective on or about April 30, 2010 and closure of the fund to new contributions and allocations effective April 28, 2010.

PROSPECTUS CHANGES

Effective on or about April 30, 2010 (“Liquidation Date”), the Janus Aspen Series Growth and Income Portfolio will be liquidated and terminated. The plan to liquidate this fund was approved by the Trust’s Board of Directors. Any outstanding shares of the liquidating fund will be automatically redeemed as of the Liquidation Date.

Effective April 28, 2010, the fund will no longer accept investments by either new or existing shareholders. Any standing directions for new contributions or allocations to the investment option corresponding to the liquidating fund should be revised accordingly. This closure does not affect redemptions or transfers out of the investment option corresponding to the liquidating fund. You may transfer assets between the remaining investment options available under the Discovery Premier Group Retirement Annuity.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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